Exhibit 10(n)

Summary of the 1998 Stock Option Plan

         The Company may grant to its officers, key employees and others who render services to the Company, options to purchase ("Options") up to 2,000,000 shares of the Company's Common Stock at a price which may not be less than the fair market value per share in the case of incentive stock options or 85% of fair market value in the case of non-qualified options for such stock on the date of the granting of the Option. Payment of the exercise price shall be made in cash, or, with the consent of the Board, in whole or in part, in shares of Common Stock or with a full recourse interest bearing promissory note of the Optionee secured by a pledge of the shares received upon exercise of such Option. If an option granted under the 1998 Plan shall expire, terminate or be canceled for any reason without being exercised in full, the corresponding number of unpurchased shares shall again be available for the purposes of the 1998 Plan. Options may be granted in the form of incentive stock options or options which do not qualify for treatment as incentive stock options.

         The 1998 Plan will be administered by the Board of Directors (the "Board"). The Board determines the persons who are to be granted Options based upon the contribution of such persons to the management and growth of the Company. The 1998 Plan contains no preset criteria determining the identity or amount of options to be granted to any person or group of persons. Therefore, no determinations can be made at the present time as to the benefits or amounts that will be or would have been issued to any specific person or group of persons under the 1998 Plan. No Option may be exercised after the expiration of 10 years from the date of grant. No Option may be granted under the 1998 Plan after March 1, 2008.

         Incentive stock options are also subject to the following  limitations:
(i) The aggregate fair market value (determined at the time an option is granted) of stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company, its parent or subsidiary) shall not exceed $100,000, and (ii) if the individual to whom the incentive stock options were granted is considered as owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, then (A) the option price at the time of grant may not be less than 110% of the fair market value per share for such Common Stock and (B) the option period must be no more than five years from the date of grant.

         Unless otherwise determined by the Board or by other provisions of the Plan, upon the granting of any Option such Option may be immediately exercisable with respect to 100% of the shares subject to the Option. The Board may, in its discretion, (A) provide for the holding of such shares of Common Stock in escrow for a period not exceeding five years, or (B) impose other restrictions on the vesting of any Option or the vesting of any shares of Common Stock that an Optionee receives upon exercise of any Option; provided that any and all such restrictions shall lapse if there is a sale of (A) substantially all of the assets or (B) 50 percent or more of the voting securities of the Company (excluding for this purpose Company stock sold in a primary or secondary public offering). Any restrictions the Board imposes on an Option pursuant to this paragraph shall be specified in the stock option agreement governing such Option.


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         Upon issuance of any shares of Common Stock to an optionee  pursuant to the exercise of a nonstatutory option the Company or a subsidiary may issue a supplemental cash award to the Optionee which shall be the smaller of (a) 65% of the difference between the fair market value of the shares and the option price, or (b) 90% of the option price.

         An individual whose employment terminates by reason other than death may generally exercise an Option within a thirty-day (30) period, or if termination is by reason of death, within the twelve month period after such termination, and then only if and to the extent that such Option was exercisable at the date of termination of employment.

         The Board of Directors may, at any time, alter, suspend or terminate the 1998 Plan, except that the Board of Directors may not, without further approval of the stockholders, (1) increase the maximum number of shares for which Options may be granted under the 1998 Plan or which may be acquired by an individual employee, (2) decrease the minimum purchase price for shares of Common Stock to be issued upon exercise of Options or (3) change the class of persons eligible to receive Options. Except in limited circumstances, the Board may not make any change which would have a material adverse affect upon any Option previously granted unless the consent of the Optionee is obtained. No person may be divested of ownership of shares already issued under the 1998 Plan.

         The foregoing summary of the 1998 Plan is qualified in its entirety by, and reference is made to, the 1998 Plan, a copy of which is attached.

         The grant or exercise of an incentive stock option will not generally cause recognition of income by the Optionee; however, the amount by which the fair market value of a share of Common Stock at the time of exercise of an incentive stock option exceeds the option price, is a "tax preference item" for purposes of the alternative minimum tax. In the event of a sale of the shares received upon exercise of an incentive stock option more than two years from the date of grant and more than one year from the date of exercise, any appreciation of the shares received above the exercise price should qualify as long-term capital gain. However, if shares of Common Stock acquired pursuant to the exercise of an incentive stock option are sold by the Optionee before the completion of such holding periods so much of the gain as does not exceed the difference between the option price and the lesser of the fair market value of the shares at the date of exercise or the fair market value at the date of disposition will be taxable as ordinary income for the taxable year in which the sale occurs. Any additional gain realized on the sale should qualify as a capital gain. Although the Tax Reform Act of 1986 has eliminated the difference in tax rates between long term capital gains and ordinary income, the concept of long term capital gains remains and may, in certain circumstances be relevant.

         The grant of an Option that is not an incentive stock option (a "non-qualified option") should not result in recognition of income by the Optionee. Upon exercise of a non-qualified option by an employee who is not an officer or director or who is not otherwise subject to the provisions of Section 16(b) of the Exchange Act ("Section 16(b)"), the excess of the fair market value of the shares on the exercise date over the option price should be considered compensation taxable as ordinary income to the employee. If the Optionee is subject to the restrictions of Section 16(b), income will


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be recognized at the time the  restrictions  lapse and should be measured by the excess of the fair market value of the shares at such time over the option price unless the Optionee elects to be taxed at the time of exercise. In the event of a sale of the shares, any appreciation after the date of exercise or lapse of the restriction of Section 16(b), as the case may be, should qualify as capital gain.

         In connection with incentive stock options and non-qualified options, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the employee provided any Federal income tax withholding requirements are satisfied. If applicable holding period requirements in connection with an incentive stock option are not satisfied, no deduction will be available to the Company.





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             WATER-JEL TECHNOLOGIES, INC. [now known as Xceed Inc.]
                             1998 STOCK OPTION PLAN

         There is hereby established a 1998 Stock Option Plan (the "Plan"). The Plan provides for the grant to certain employees and others who render services to Water-Jel Technologies, Inc. (the "Company") or of any subsidiary thereof, of options to purchase shares of the common stock, $.08 par value per share, of the Company ("Options") and for the issuance, transfer or sale of such common stock upon the exercise of such Options. The term "Company", as used in the Plan, shall include Water-Jel Technologies, Inc. and any present or future subsidiary thereof, unless the context otherwise requires. It is intended that certain of the Options will constitute Incentive Stock Options within the meaning of
Section 422A of the Internal Revenue Code ("ISOs"), and the remainder of the Options will constitute nonstatutory options ("Nonstatutory Options"). The Board of Directors of the Company or a committee thereof appointed by the Board (the term "Committee" as used herein shall refer to either such committee or the Board of Directors as a whole, as the case may be) shall determine which Options are to be ISOs and which are to be Nonstatutory Options and shall enter into option agreements with the recipients accordingly.

                  1. Purpose: The purpose of the Plan is to provide additional incentive to the officers, key employees, and others who render services to the Company, who are primarily responsible for the management and growth of the Company, or otherwise materially contribute to the conduct and direction of its business, operations and affairs, in order to strengthen their desire to remain in the employ of the Company, stimulate their efforts on behalf of the Company and to retain and attract persons of competence, and, by encouraging ownership of a stock interest in the Company, to gain for the organization the advantages inherent in employees and others who render services to the Company having a sense of proprietorship.

                  2. The Stock: The aggregate number of shares of common stock, $.08 par value per share, which may be issued, transferred or sold upon the exercise of Options granted under the Plan shall not, except as such number may be adjusted in accordance with paragraph (g) of Article 6 hereof, exceed 2,000,000 shares of the common stock, $.08 par value per share, of the Company ("Common Shares") which may be either authorized and unissued common stock, $.05 par value per share, or issued common stock, $.05 par value per share, reacquired by the Company. Notwithstanding the above limitation, if any Option granted under the Plan shall expire, terminate or be canceled for any reason without having been exercised in full, the corresponding number of unpurchased shares shall again be available for the purposes of the Plan.

                  3. Employees: The term "employees" as used in the Plan, shall mean officers and other employees of the Company (including officers and other employees who are also directors) within the classes referred to in Article 1 hereof.

                  4.  Eligibility:

                           (a) Options may be granted to such  employees of (or,
in the case of Nonstatutory Options only, to others who render services to) the Company or its subsidiaries or parent as the Committee shall select from time to time (the "Optionees"). The term "subsidiary" and


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"parent"  as used in the Plan shall have the  respective  meanings  set forth in
Sections 425(f) and (e) of the Internal Revenue Code.

                           (b) No individual who, at the time an ISO is granted,
is considered under Section 422A(b)(6) of the Internal Revenue Code as owning stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary corporation shall be eligible to receive such ISO, provided that this restriction shall not apply if at the time such ISO is granted the provisions of 7(f)(ii) are complied with.

                           (c) An Optionee may hold more than one Option.

                  5. Subsidiary: The term "subsidiary", as used herein, shall be deemed to mean any corporation (other than Water-Jel Technologies, Inc.) in an unbroken chain of corporations beginning with and including Water-Jel Technologies, Inc. if, at the time of the granting of an Option, each of the corporations other than the last corporation in said unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporation in such chain.

                  6.  General Terms of Options:

                           (a) Consideration : The Committee shall determine the
consideration to the Company, for the granting of Options under the Plan, as well as the conditions, if any, which it may deem appropriate to ensure that such consideration will be receive by, or will accrue to the Company and, in the discretion of the Committee, such consideration need not be the same, but may vary for Options granted under the Plan at the same time or from time to time.

                           (b)  Number of Options  which may be Granted  to, and
Number of Common Shares which may be Acquired by Employees. The Committee may grant more than one Option to an individual during the life of the Plan and, subject to the requirements of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to incentive stock options, such Option may be in addition to, in tandem with, or in substitution for, Options previously granted under the Plan or of another corporation and assumed by the Company.

                  The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the employee of a new Option for the same or a different number of Common Shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such employee. Such new Option shall be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered (except as otherwise provided in paragraph (f) of Article 7 hereof).

                           (c)  Period of Grant of  Options.  Options  under the
Plan may be granted at any time after the Plan has been approved by the stockholders of the Company. However, no Option shall be granted under the Plan after March 1, 2008.

                           (d) Option  Agreement.  The Company  shall effect the
grant of Options under the Plan, in accordance with determinations made by the Committee by execution of instruments in writing in a form approved by the Committee. Each Option shall contain such terms and conditions (which need not be the same for all Options, whether granted at the time or at different times) as the Committee shall deem to be appropriate and not inconsistent with the provisions of the Plan, and such terms and conditions shall be agreed to in writing by the Optionee. The Committee may, in its sole discretion, and subject to such terms and conditions as it may adopt, accelerate the date or dates on which some or all outstanding Options may be exercised. Options shall be exercised by submitting to the Company a signed copy of notice of exercise in a form to be supplied by the Company. The exercise of an Option shall be effective on the date on which the Company receives such notice at its principal corporate offices.

                           (e)  Supplemental  Cash Award.  Upon  issuance of any
Common Shares to an Optionee pursuant to the exercise of a Non-statutory Option that may be granted hereunder, the Company or a Subsidiary may issue a supplemental cash award to the Optionee at the time that the stock certificates representing such common stock are issued to him. The supplemental cash award shall be the smaller of (i) 65% of the difference between the fair market value of the Common Shares issued at the time of exercise and the option price tendered by the Optionee for the Common Shares or (ii) 90% of the Option price tendered by the Optionee pursuant to the exercise of Options hereunder. The Company (or its Subsidiary) may withhold from this supplemental cash award all required amounts including that which may be required as a result of the Optionee's exercise of the option.

                           (f)  Non-Transferability of Option. No Option granted
under the Plan to an Optionee shall be transferable by the Optionee or otherwise than by will or by the laws of descent and distribution and during the Optionee's lifetime, such Option shall be exercisable only by such Optionee.

                           (g) Effect of Change in Common Stock. In the event of
a reorganization, recapitalization, liquidation, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, lease or other transfer by the Company of all or substantially all of its property, or any change in the corporate structure or shares of common stock of the Company pursuant to any of which events the then outstanding shares of the common stock are split up or combined or changed into, become exchangeable at the holder's election for, or entitle the holder thereof to other shares of common stock, or in the case of any other transaction described in Section 425(a) of the Code, the Committee may change the number and kind of shares of Common Shares available under the Plan and any outstanding Option (including substitution of shares of common stock of another corporation) and the price of any Option and the fair market value determined under paragraph (i) of Article 6 hereof in such manner as it shall deem equitable. Options granted under the Plan shall contain such provisions as are consistent with the foregoing with respect to adjustments to be made in the number and kind of Common Shares covered thereby and in the option price per share in the event of any such change.

                           (h)  Optionees  not  Stockholders.  An  Optionee or a
legal representative thereof shall have none of the rights of a stockholder with respect to Common Shares subject to Options until such shares shall be issued, transferred or sold upon exercise of the Option.

                           (i) Fair Market Value.  As used in the Plan, the term
"fair market value" shall (i) if the common stock of the Company is traded in the over-the-counter market, be the mean between the closing bid and asked sales prices for the common stock of the Company as reported by the National Quotation Bureau (or similar quotation agency) on the date the calculation thereof shall be made or (ii) if the common stock of the Company is listed on a national securities exchange, be the mean between the high and low sales prices for the common stock of the Company on such exchange on the date the calculation thereof shall be made, in each case with such adjustments, if any, as shall be made in accordance with paragraph (g) of this Article 6. In the event the date of calculation shall be a date on which there shall not have been reported a closing bid and asked price for common stock of the Company or a date which shall not be a trading date on such national securities exchange as the case may be, determination of fair market value shall be made as of the first date prior thereto on which there shall have been reported a closing bid and asked price for common stock of the Company or the first date prior thereto which shall have been a trading date on such national securities exchange, as the case may be.

                           (j) Types of Options.  Options granted under the Plan
shall be in the form of (i) incentive stock options as defined in Section 422A of the Code, or (ii) options not qualifying under such Section, or both, in the discretion of the Committee. The status of each Option shall be identified in the Option Agreement.

                  7.  Terms of Options:

                           (a)  Option  Price.  The price or prices per share of
Common Shares to be sold pursuant to an Option shall be such as shall be fixed by the Committee but not less in any case than the fair market value per share for such Common Shares in the case of Incentive Stock Options, or 85% of the fair market value in the case of Nonstatutory Options on the date of the granting of the Option, subject to adjustment pursuant or paragraph (g) of
Article 6 hereof.

                  For the purposes of this Article 7, the date of the granting of an Option under the Plan shall be the date fixed by the Committee as the date for such Option for the person who is to be the recipient thereof.

                           (b)  Period of Option Vesting.

                                    (i)  Unless  otherwise   determined  by  the
Committee or by other provisions of the Plan, upon the granting of any Option such Option will be vested and be exercisable with respect to the percentage of the Common Shares subject to the Option as determined by the Committee. The Committee may, in its discretion, (A) provide for the holding of such

Common Shares in escrow for a period not exceeding five years, or (B) impose other restrictions on the vesting of any Option or the vesting of any Common Shares that an Optionee receives upon exercise of any Option; provided that any and all such restrictions shall lapse if there is a sale of (A) substantially all of the assets or (B) 50 percent or more of the voting securities of the Company (excluding for this purpose Company stock sold in a primary or secondary public offering). Any restrictions the Committee imposes on an Option pursuant to this paragraph shall be specified in the stock option agreement governing such Option.

                                    (ii) Options will be exercisable  thereafter
over the Option Period which, in the case of each Option, shall be for a period of not more than ten years from the date of the grant of such Option, and, subject to the provisions of paragraphs 4(b) or 6(d), will be exercisable, at such times and in such amounts as determined by the Committee at the time each Option is granted. Notwithstanding any other provision contained in the Plan, no Option shall be exercisable after the expiration of the Option Period. Except as provided in paragraphs (c) and (d) of this Article 7, no Option may be exercised unless the Optionee is then in the employ of the Company and shall have been continuously so employed since the date of the grant of such Option. The Plan shall not convey upon any Optionee any right with respect to continuation of employment by the Company, nor shall it interfere in any way with the employee's right or the Company's right to terminate employment at any time.

                           (c)  Termination  of  Optionee's  Employment or Other
Services.

                                    (i) In the  event of the  termination  of an
Optionee's employment with or rendering of other services to the Company, any parent or subsidiary of the Company, and any successor corporation to either the Company or any parent or subsidiary of the Company other than by reason of death, all Options previously granted to such Optionee shall terminate, except with respect to Options which the Optionee was entitled to exercise prior to the date of such termination (the "Termination Date").

                                    (ii) With  respect to any  Option  which the
Optionee was entitled to exercise prior to the Termination Date but had not as yet done so as of such date, such Option will lapse unless exercised by the Optionee within the earlier of (A) thirty days after the Termination Date or (B) the last date such Option could have been exercised had the Optionee's position with the Company not terminated. Nothing in the Plan or in any Option or stock option agreement shall confer on any Optionee any right to continue in the service of the Company or any parent or subsidiary of the Company or interfere with the right of Company to terminate such Optionee's employment or other services at any time.

                                    (iii) In the event  that  termination  of an
Optionee's services results from (A) the Optionee having been convicted of a felony, a crime of moral turpitude or any crime involving the Company (other than pursuant to actions taken at the direction or with approval of the Committee), or (B) a determination by the Committee that the Optionee was engaged in fraud, misappropriation or embezzlement, the Company shall have the right, exercisable within 60 days of the Termination Date, to repurchase any Common Shares acquired by the Optionee pursuant or this Plan and owned by the Optionee at the Termination Date at the lower of (A) the option price of such Common Shares, (B) if such Common Shares are not publicly traded, their book value on the Termination Date, or (C) if such Common Shares are publicly traded, the average of their high and low market price on the Termination Date.

                           (d) Death of  Optionee.  If an  Optionee  should  die
while in the employ of the Company, the Option theretofore granted shall be exercisable by the estate of the Optionee or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, but then only if and to the extent that the Optionee was entitled to exercise the Option at the date of death, giving effect to the limitations, if any, which may have been imposed by the Committee pursuant or paragraph
(b)(ii) of this Article 7 with respect to the percent of the total number of Common Shares to which the Option relates which may be purchased from time to time during the Option Period; provided, however, that such Option shall be exercisable only within the twelve-month period next succeeding the death of the Optionee and in no event after the expiration of the Option Period.

                           (e) Payment for Common  Shares.  Upon  exercise of an
Option,  the  Optionee  shall make full payment of the Option Price (i) in cash;
(ii) with the common stock of the Company (valued at their fair market value, as determined by the Committee, as of such date of exercise), (iii) with the consent of the Committee with a full recourse interest bearing promissory note of the Optionee, secured by a pledge of the Common Shares received upon exercise of such Option, and having such other terms and conditions as determined by the Committee, or (iv) with the consent of the Committee, any combination of
(i),(ii), or (iii) above.

                           (f) Incentive  Stock Options.  Options granted in the
form of incentive stock options shall be subject in addition to the foregoing provisions of this Article 7, to the following provisions:

                                    (i) Aggregate Fair Market Value  Limitation.
The aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year (under all such plans of the Company, its parent or subsidiary) shall not exceed $100,000.

                                    (ii)  Ten  Percent  Shareholder.  Any  stock
option granted to any individual who, at the time of the proposed grant, owns common stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any subsidiary shall, in addition to such other terms as may be required by this Article 7(f) provide that (A) the prices per share for Common Shares to be sold pursuant or such incentive stock option shall not be less than 110% of the fair market value per share for such Common Shares on the date of the granting of the incentive stock option, subject to adjustment pursuant to paragraph (g) of Article 6 hereof and (B) the Option Period of such incentive stock option shall be for a period of not more than five years from the date of the grant of such incentive stock option.

                  The Company intends that Options designated by the Committee as incentive stock options shall constitute incentive stock options under
Section 422A of the Code. Should any of the foregoing provisions not be necessary in order to so comply or should any additional provisions be required, the Board of Directors of the Company may amend the Plan accordingly without the necessity of obtaining the approval of the stockholders of the Company.

                  8.  Withholding Taxes:

                           (a) In the case of  Common  Shares  that an  Optionee
receives pursuant to his exercise of an Option, the Company shall have the right to withhold from any salary, wages, or other compensation for services payable by the Company to such Optionee, amounts sufficient to satisfy any withholding tax liability attributable to such Optionee's receipt of such Common Shares or the supplemental cash award.

                           (b) In the case of  Common  Shares  that an  Optionee
receives pursuant to his exercise of an Option which is an ISO, if such Optionee disposes of such Common Shares within two years from the date of the granting of the ISO or within one year after the transfer of such Common Shares to him, the Company shall have the right to withhold from any salary, wages, or other compensation for services payable by the Company to such Optionee, amounts sufficient to satisfy any withholding tax liability attributable to such disposition.

                           (c) In the case of a disposition described in Section
8(b) above, the Optionee shall give written notice to the Company of such disposition within 30 days following the disposition within 30 days following the disposition, which notice shall include such information as the Company may reasonably request to effectuate the provisions hereof.

                  9. Agreements and Representations to Optionees:

                           (a) As a  condition  to the  exercise  of an  Option,
unless counsel to the Company opines that it is not necessary under the Securities Act of 1933, as amended, and the pertinent rules thereunder, as the same are then in effect, the Optionee shall represent in writing that the Common Shares being purchased are being purchased only for investment and without any present intent at the time of the acquisition of such Common Shares to sell or otherwise dispose of the same.

                           (b) In the event there is a stockholders agreement in
effect among the Company and shareholders owning more than 50% of the Company's common stock (the "Shareholders"), or among substantially all the Shareholders, which agreement deals with restrictions on the disposition of shares of common stock, then, as a further condition to the exercise of an Option, the Optionee may be required to execute appropriate papers, making him a party to such agreement or agreements, or such part thereof as the Committee determines would be in the best interests of the Company and the Shareholders.

                  10. Administration of the Plan: The Plan shall be administered by the Board of Directors or by a Committee which shall consist of three or more members of the Board of Directors whom the Board of Directors may appoint from time to time (either the Board or such committee, as the case may be, being referred to herein as the "Committee"). Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the individuals to receive Options, the times when they shall receive them and the number of Common Shares to be subject to each Option. Directors, including those that may be members of the Committee, shall be eligible to receive Options under the Plan.

                  Subject to the express provisions of the Plan, the Committee shall also have authority to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The determinations of the Committee on the matters referred to in this Section 10 shall be conclusive.

                  11. Amendment and Discontinuance of the Plan:

                           (a) The Board of  Directors of the Company may at any
time alter, suspend or terminate the Plan, but, except in accordance with the provisions of paragraph (g) of Article 6 and Article 12 hereof, no change shall be made which will have a material adverse effect upon any Option previously granted, unless the consent of the Optionee is obtained; provided, however, that except in the case of adjustment made pursuant or paragraph (g) of Article 6 hereof, the Board of Directors may not without further approval of the stockholders, (i) increase the maximum number of Common Shares for which Options may be granted under the Plan or which may be purchased by an individual Optionee, (ii) decrease the minimum option price provided in the Plan, or (iii) change the class of persons eligible to receive Options.

                           (b) Notwithstanding the foregoing  provisions of this
Article 11, except as may otherwise be provided herein, no person may be divested of the ownership of Common Shares previously issued, sold or transferred under the Plan.

                  12. Other Conditions: If at any time counsel to the Company shall be of the opinion that any sale or delivery of Common Shares pursuant to an Option granted under the Plan is or may in the circumstances be unlawful under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, and the Company shall not be required to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933 or otherwise with respect to Common Shares or Options under the Plan, and the right to exercise any such Option may be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful.

                  Upon  termination  of any  period  of  suspension  under  this
Article 12, any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Common Shares available upon exercise of the Option before such suspension and as to Common Shares which would otherwise have become available for purchase during he period of such suspension, but no suspension shall extend any Option Period.

                  At the time of any grant or exercise of any Option, the Company may, if it shall deem it necessary or desirable for any reason connected with any law or regulation of any governmental authority relative to the regulation of securities, condition the grant and/or exercise of such Option upon the Optionee making certain representations to the Company and the satisfaction of the Company with the correctness of such representations.

                  13. Approval; Effective Date: The Plan shall become effective upon the approval by the stockholders of the Company at the Annual Meeting of Stockholders to be held February 20, 1998 or at any adjournment thereof.